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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-33786) and Form S-8 (Nos. 333-30026, 333-98514,
333-21551, and 333-52881) of Pharmacyclics, Inc. of our report dated August 14, 2000 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

San Jose, CA
September 22, 2000